Exhibit 10.3

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT, dated as of March 6, 2015 (this “Agreement”), by and among FlexShopper, Inc., a Delaware corporation (the “Company”), and the undersigned investor (the “Investor”). Each of the Investor and the Company are from time to time referred to herein as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Investor and the Company have entered into that certain Subscription Agreement, dated on our about the date hereof (the “Subscription Agreement”), pursuant to which the Investor has agreed to purchase, subject to the satisfaction and/or waiver of the conditions set forth therein, _____________ shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1. Definitions. The following terms shall have the meanings ascribed to them below:

“Affiliate” of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, “control” when used with respect to any Person has the meaning specified in Rule 12b-2 under the Exchange Act; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” means this Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“Business Day” means any day other than (i) any Saturday or Sunday or (ii) any other day on which banks located in New York, New York are authorized or required by Law to be closed.

“Common Stock” has the meaning ascribed thereto in the recitals of this Agreement.

“Company” has the meaning set forth in the preamble of this Agreement.

“Electronic Delivery” has the meaning set forth in Section 4.7.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

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“FINRA” means the U.S. Financial Industry Regulatory Authority.

“Indemnified Party” has the meaning set forth in Section 2.6(c).

“Indemnifying Party” has the meaning set forth in Section 2.6(c).

“Investor” has the meaning set forth in the preamble of this Agreement.

“Investor Parties” means the Investor, and its respective Affiliate transferees.

“Investor Party Indemnitees” has the meaning set forth in Section 2.6(a).

“Law” means any applicable federal, state, local or foreign law, statute, ordinance, rule, guideline, regulation, order, writ, decree, agency requirement, license or permit of any Governmental Entity.

“Losses” has the meaning set forth in Section 2.6(a).

“Notice and Questionnaire” means a written notice executed by the Investor Parties and delivered to the Company containing the information required by Item 507 of Regulation S-K to be included in any Shelf Registration Statement regarding the Investor Parties seeking to sell Common Stock pursuant thereto.

“Parties” has the meaning ascribed thereto in the recitals of this Agreement.

“Permitted Investor Transferee” has the meaning set forth in Section 4.2.

“Person” means any individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, Governmental Entity or other entity.

“Piggyback Notice” has the meaning set forth in Section 2.1(a).

“Piggyback Registration” has the meaning set forth in Section 2.1(a).

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Registrable Securities” means shares of Common Stock issued by the Company at the Closing, as well as any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange generally for, or in replacement generally of, such Common Stock or other Registrable Securities and any securities issued in exchange for such Common Stock or other Registrable Securities in any merger, reorganization, consolidation, share exchange, recapitalization, restructuring or other comparable transaction of the Company. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale by the Investor Parties holding such securities has been declared effective by the SEC and such securities have been disposed of pursuant to such effective Registration Statement, (b) such securities shall have been or could be sold by the holder, without being subject to any holding period or volume limitations pursuant to Rule 144, under circumstances in which all of the applicable conditions (including any holding period or volume limitations) of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (c) such securities have been otherwise transferred and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend and not subject to any stop order, and such securities may be publicly resold by the Person receiving such certificate without restriction, or (d) such securities shall have ceased to be outstanding.

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“Registration Statement” means any registration statement of the Company under the Securities Act which permits the public offering of any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Subscription Agreement” has the meaning ascribed thereto in the recitals of this Agreement.

SECTION 1.2. General Interpretive Principles. Unless the context otherwise requires: (i) words in the singular include the plural, and in the plural include the singular; (ii) “including” means including without limitation; (iii) references to any Section or clause refer to the corresponding Section or clause, respectively, of this Agreement; (iv) any reference to a day or number of days, unless expressly referred to as a business day shall mean the respective calendar day or number of calendar days; (v) references to Sections of or Rules under the Exchange Act shall be deemed to include substitute, replacement or successor Sections or Rules, and any term defined by reference to a Section of or Rule under the Exchange Act shall include SEC and judicial interpretations of such Section or Rule; and (vi) headings are for convenience of reference only.

ARTICLE II
REGISTRATION RIGHTS

SECTION 2.1. Piggyback Registration.

(a)                At any time during the two year period commencing on the date hereof if, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company for its own account (other than a registration statement (a) on Form S-4, Form S-8 or any successor forms thereto, (b) filed solely in connection with any employee benefit or dividend reinvestment plan (c) for the purpose of effecting a rights offering relating to the Common Stock or (d) on Form S-3 (universal shelf) to register on an unallocated and continuous basis the primary offering of securities by the Company) or for the account of any of its security holders, the Company will give to the Investor Parties written notice of such filing at least fifteen (15) days prior to the anticipated filing date (the “Piggyback Notice”). The Piggyback Notice shall offer the Investor Parties the opportunity to include in such registration statement the number of Registrable Securities (for purposes of this Section 2.1, “Registrable Securities” shall be deemed to mean solely securities of the same type and class as those proposed to be offered by the Company for its own account) as it may request (a “Piggyback Registration”). Subject to Section 2.1(b), the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within seven (7) days after notice has been given to the Investor Parties. The Company shall be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration for a period of 360 days after the effective date thereof or such shorter period in which all Registrable Securities included in such Registration Statement have actually been sold.

(b)               If any of the securities to be registered pursuant to the registration giving rise to the Investor Parties’ rights under this Section 2.1 are to be sold in an underwritten offering, the Investor Parties shall be permitted to include all Registrable Securities requested to be included in such registration in such offering on the same terms and conditions as any other shares of Capital Stock, if any, of the Company included therein; provided, however, that if such offering involves a firm commitment underwritten offering and the managing underwriter(s) of such underwritten offering advise the Investor Parties in writing that it is their good faith opinion that the total number or dollar amount of Registrable Securities proposed to be sold in such offering, together with all Other Securities that the Company and any other Persons having rights to participate in such registration intend to include in such offering, exceeds the total number or dollar amount of such securities that can be sold without having an adverse effect on the price, timing or distribution of the Registrable Securities to be so included together with all such Other Securities, then there shall be included in such firm commitment underwritten offering the number or dollar amount of Registrable Securities and such Other Securities that in the opinion of such managing underwriter(s) can be sold without so adversely affecting such offering, and such number of Registrable Securities and Other Securities shall be allocated for inclusion as follows:

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(i)                 first, all Other Securities being sold by the Company or by any Person (other than the Investor Parties) exercising a contractual right to demand registration pursuant to which such registration statement was filed; and

(ii)               second, among any other holders of Registrable Securities or Other Securities requesting such registration, pro rata, based on the aggregate number of Registrable Securities and Other Securities Beneficially Owned by each such holder.

(c)                The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of the related Registration Statement and shall have no obligation to register any Registrable Securities in connection with such registration, except to the extent provided herein.

(d)               Each Investor Party shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Registration by giving written notice to the Company of its request to withdraw at least two (2) Business Days prior to the planned effective date of the related Registration Statement. Notwithstanding Section 2.4, the Company shall not be required to pay for the expenses of any Investor Party in connection with any registration proceeding begun pursuant to this Section 2.1 from which the Investor Parties has subsequently withdrawn pursuant to this Section 2.1(d), unless such Investor Party’s withdrawal is based upon material adverse information concerning the Company that the Company had not publicly disclosed at least two (2) Business Days prior to the Company’s delivery of such Piggyback Notice.

SECTION 2.2. Registration Procedures.

(a)                In connection with the registration of any Registrable Securities pursuant to this Agreement:

(i)                 The Company shall prepare and file with the SEC a Registration Statement with respect to such Registrable Securities as provided herein, make all required filings with FINRA and use its reasonable best efforts to keep each Registration Statement continuously effective during the period such Registration Statement is required to remain effective pursuant to the terms of this Agreement; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Registrable Securities during the period such Registration Statement is required to remain effective pursuant to the terms of this Agreement, the Company shall file promptly an appropriate amendment to the Registration Statement, a supplement to the Prospectus or a report filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), the Company shall use its reasonable best efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

(ii)               The Company shall prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective during the periods provided herein.

(iii)             The Company shall advise the Investor Parties promptly (which notice pursuant to clauses (B) through (D) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(A)             when the Prospectus or any Prospectus supplement or post-effective amendment is proposed to be or has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

(B)              of any request by the SEC or any other Governmental Entity for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto;

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(C)              of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Registrable Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any of the preceding purposes;

(D)             of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; or

(E)              of the existence of any fact or the happening of any event, during the period in which a Registration Statement remains effective under the Securities Act, that makes any statement of a material fact made in such Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

(iv)             The Company shall, unless any Registrable Securities shall be in book-entry form only, cooperate with the Investor Parties to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities Laws), and enable such Registrable Securities to be in such denominations and registered in such names as the Investor Parties may request at least two (2) Business Days before any sale of Registrable Securities. In connection therewith, if reasonably required by the Company’s transfer agent, the Company shall promptly deliver any authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without legend upon sale by the holder of such shares of Registrable Securities under the Registration Statement.

(v)               The Company shall use its reasonable best efforts to promptly register or qualify any Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any Investor Party reasonably requests and which may be reasonably necessary or advisable to enable such Investor Party to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor Parties, keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Investor Parties to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor Parties; provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Agreement, (B) subject itself to taxation in any jurisdiction where it would not otherwise be subject to taxation but for this Agreement or (C) consent to general service of process in any jurisdiction where it would not otherwise be subject to such service but for this Agreement.

(vi)             The Company shall use its reasonable best efforts to promptly cause any Registrable Securities covered by a Registration Statement to be registered with or approved by such other Governmental Entity within the United States as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement.

(vii)           The Company shall, in the event that any Investor Party advises the Company that the Investor Party intends to distribute any Registrable Securities by means of an underwritten offering, whether pursuant to Sections 2.1, 2.2 or 2.1, enter into an underwriting agreement in customary form, scope and substance and take all such other actions reasonably requested by such Investor Party or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities and deliver such documents and certificates as may be reasonably requested by such Investor Party, its counsel and the managing underwriter(s), if any.

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(b)               No Investor Party by acquisition of a Registrable Security shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement, or to receive a Prospectus relating thereto, unless it has furnished the Company with a Notice and Questionnaire (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Company may require the Investor Parties selling Registrable Securities pursuant to a Registration Statement to furnish to the Company such information regarding the Investor Parties and the distribution of such Common Stock as the Company may from time to time reasonably require for inclusion in such Registration Statement. The Investor Parties shall promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Investor Parties not misleading. Any sale of any Registrable Securities by such Investor Parties shall constitute a representation and warranty by such Investor Party that the information relating to the Investor Party and its plan of distribution is as set forth in the Prospectus delivered in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by such Investor Party or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by the Investor Party or its plan of distribution necessary to make the statements in such Prospectus, in light of the circumstances under which they were made, not misleading. The Company may exclude from such Registration Statement the Registrable Securities of any Investor Party that fails to furnish such information within a reasonable time after receiving such request. The Company shall not include in any Registration Statement any information regarding, relating to or referring to such Investor Party or its plan of distribution without the approval of such Investor Party in writing.

(c)                No Investor Party shall use any free writing prospectus (as defined in Rule 405 under the Securities Act) in connection with the sale of Registrable Securities without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).

SECTION 2.3. Indemnification.

(a)                The Company shall indemnify and hold harmless, to the fullest extent permitted by Law, the Investor Parties, the officers, directors, partners (limited and general), members, managers, representatives, agents and employees of the Investor Parties, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Investor Parties, each underwriter (including the Investor Parties if they are deemed to be an underwriter pursuant to any SEC comments or policies), if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter (collectively, the “Investor Party Indemnitees”), from and against all losses, claims, damages, liabilities and expenses (collectively, “Losses”) in connection with any sale of Registrable Securities pursuant to a Registration Statement arising out of or based upon (i) any violation or alleged violation of the Securities Act or any rule or regulation promulgated thereunder by the Company or any of its Affiliates, employees, officers, directors or agents or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement or preliminary or final Prospectus relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company shall not be liable to such Investor Party Indemnitee in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, including any such preliminary or final Prospectus contained therein or any such amendments or supplements thereto, or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) prepared by the Company or authorized by it in writing for use by such Investor Party Indemnitee (or any amendment or supplement thereto), in reliance upon and in conformity with information regarding such Investor Party Indemnitee or its plan of distribution or ownership interests which was furnished in writing to the Company by the Investor Party expressly for inclusion in such Registration Statement, including any such preliminary or final Prospectus contained therein or any such amendments or supplements thereto, (B) offers or sales effected by or on behalf of such Investor Party Indemnitee “by means of” (as defined in Rule 159A under the Securities Act) a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Company or (C) the failure of any Investor Party Indemnitee to deliver or make available to a purchaser of Registrable Securities a copy of any Registration Statement, including any preliminary or final Prospectus contained therein or any amendments or supplements thereto (if the same was required by applicable Law to be delivered or made available); provided that the Company shall have delivered to such Investor Party Indemnitee such Registration Statement, including such preliminary or final Prospectus contained therein and any amendments or supplements thereto.

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(b)               In connection with any Registration Statement in which an Investor Party is participating by registering Registrable Securities, such Investor Party shall indemnify and hold harmless, to the fullest extent permitted by Law, severally and not jointly, the Company, the officers, directors, agents, representatives or other employees of the Company, each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, each underwriter, if any, and each Person who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such underwriter, from and against all Losses, as incurred, arising out of or based on any untrue or alleged untrue statement of a material fact contained in any such Registration Statement or preliminary or final Prospectus relating to the registration of such Registrable Securities or any amendment or supplement thereto or any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case solely to the extent that such untrue or alleged untrue statement or omission or alleged omission is made in such Registration Statement or in any preliminary or final Prospectus contained therein or any such amendments or supplements thereto or contained in any free writing prospectus (as such term is defined in Rule 405 under the Securities Act) in reliance upon and in conformity with written information furnished to the Company by the Investor Parties expressly for inclusion in such document.

(c)                If any Person shall be entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the “Indemnifying Party”) of any claim or of the commencement of any Action with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been actually prejudiced by such delay or failure. The Indemnifying Party shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such claim or Action, to assume, at the Indemnifying Party’s expense, the defense of any such Action, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Indemnifying Party agrees to pay such fees and expenses; (ii) the Indemnifying Party fails promptly to assume, or in the event of a conflict of interest cannot assume, the defense of such Action or fails to employ counsel reasonably satisfactory to such Indemnified Party, in which case the Indemnified Party shall also have the right to employ counsel and to assume the defense of such Action or (iii) in the Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and Indemnifying Party may exist in respect of such Action; provided, further, that the Indemnifying Party shall not, in connection with any one such Action or separate but substantially similar or related Actions in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the Indemnified Parties. Whether or not such defense is assumed by the Indemnifying Party, neither the Indemnifying Party nor the Indemnified Party will be subject to any liability for, or otherwise effect, any settlement made without the consent of the other (but such consent shall not be unreasonably withheld, conditioned or delayed).

(d)               Neither Party shall settle, compromise, discharge or consent to an entry of judgment with respect to a claim or liability subject to indemnification under this Section 2.6 without the other Parties’ prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided that the Indemnifying Party may agree without the prior written consent of the Indemnified Party to any settlement, compromise, discharge or consent to an entry of judgment, in each case that relates only to money damages and by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such claim and which unconditionally releases the Indemnified Party from all liability in connection with such claim.

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(e)                If the indemnification provided for in this Section 2.6 is unavailable to hold harmless each of the Indemnified Parties against any losses, claims, damages, liabilities and expenses to which such parties may become subject under the Securities Act, then the Indemnifying Party shall, in lieu of indemnifying each party entitled to indemnification hereunder, contribute to the amount paid or payable by such party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Parties on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of such parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact, or omission or alleged omission to state a material fact, relates to information supplied by or concerning the Indemnifying Party on the one hand, or by such Indemnified Party on the other, and such party’s relative intent, knowledge, access to information and opportunity to have corrected or prevented such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person that is not guilty of such fraudulent misrepresentation.

SECTION 2.4. Miscellaneous.

(a)                With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as there are outstanding Registrable Securities, to use its reasonable best efforts to:

(i)                 make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(ii)               file with the SEC in a timely manner all reports and other documents as the SEC may prescribe under the Exchange Act at any time while the Company is subject to such reporting requirements of the Exchange Act; and

(iii)             furnish to the Investor Parties upon a reasonable request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as any Investor Party may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such Registrable Securities without registration.

(b)               Subject to the provisions hereof, in the event the Company proposes to enter into an underwritten public offering, the Investor Parties shall enter into a customary agreement with the managing underwriters not to effect any sale or distribution of equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, during the period beginning up to two (2) days prior to the date of such offering and extending for up to 180 days following the effective date of such offering if so requested by the Company and the underwriters. The Company may impose stop-transfer restrictions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period and shall lift such stop-transfer restrictions immediately upon the end of such period.

ARTICLE III
OTHER RIGHTS

SECTION 3.1. Board Observation/Information Rights. The Parties acknowledge and agree that it is contemplated that in connection with, and subject to completion of, a joint venture, equity arrangement or other strategic transaction currently being discussed between the Company and an affiliate of Investor (the “McFarlane Group”), that the McFarlane Group would be granted certain board observer rights.

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ARTICLE IV
MISCELLANEOUS

SECTION 4.1. Amendment and Modification. No term of this Agreement may be amended or modified without the prior written consent of the Company and Investor Parties holding a majority of the Registrable Securities held by all Investor Parties. No provision of this Agreement may be waived except in a writing executed and delivered by the Party against whom such waiver is sought to be enforced. Any amendment or waiver effected in accordance with this Section 4.1 shall be binding upon the Investor Parties and the Company.

SECTION 4.2. Successors and Assigns; Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investor Parties and their respective successors and assigns. This Agreement may not be assigned by any Party hereto without the prior written consent of the Company and Investor, except that in connection with the transfer of its shares of Common Stock to an Affiliate (a “Permitted Investor Transferee”) any Investor Party may transfer or assign, its rights hereunder to such Permitted Investor Transferee; provided that (a) such Investor Party complies with all Laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and (b) the transferee agrees in writing to be bound by this Agreement as if it were a party hereto and an Investor Party hereunder. For the avoidance of doubt, the rights set forth herein applicable to Investor and/or any Investor Party shall inure to any Permitted Transferee of an Investor Party.

SECTION 4.3. Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be declared by any court of competent jurisdiction to be invalid, illegal, void or unenforceable in any respect, all other provisions of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid, illegal, void or unenforceable, shall nevertheless remain in full force and effect and will in no way be affected, impaired or invalidated thereby. Upon such determination that any provision, or the application of any such provision, is invalid, illegal, void or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by Law in an acceptable manner.

SECTION 4.4. Notices and Addresses. Unless otherwise provided, any notice or request required or permitted to be delivered under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (a) if given by personal or electronic delivery, upon actual delivery, (b) if given by facsimile, upon receipt of confirmation of a completed transmittal, (c) if given by mail, upon the earlier of (i) actual receipt of such notice by the intended recipient or (ii) three (3) Business Days after such notice is deposited in first class mail, postage prepaid, and (d) if by an internationally recognized overnight air courier, one (1) Business Day after delivery to such carrier. All notices shall be addressed to the Party to be notified at the address as follows, or at such other address as such Party may designate by ten (10) days’ advance written notice to the other Party:

If to the Company:

FlexShopper, Inc.
2700 North Military Trail, Ste. 200

Boca Raton, FL 33431

Attention: Chief Executive Officer
Email: brad.bernstein@flexshopper.com

With a copy to (which shall not constitute notice to the Company):

K&L Gates, LLP

214 N. Tryon Street, 47th Floor

Charlotte, NC 28202
Attention: Mark Busch
Email: mark.busch@klgates.com
Facsimile: 704-353-3140

If to the Investor Parties:

Per the notice information contained on the signature page to Investor’s subscription agreement with the Company

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SECTION 4.5. Governing Law; CONSENT TO JURISDICTION. This Agreement and any Action or dispute arising under or related in any way to this Agreement, the relationship of the Parties, the transactions leading to this Agreement or contemplated hereby and/or the interpretation and enforcement of the rights and duties of the Parties hereunder or related in any way to the foregoing, shall be governed by and construed in accordance with the internal, substantive Laws of the State of New York applicable to agreements entered into and to be performed solely within such state without giving effect to the principles of conflict of Laws thereof. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES THAT JURISDICTION AND VENUE IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT (INCLUDING ANY SUIT, ACTION OR PROCEEDING SEEKING EQUITABLE RELIEF) SHALL PROPERLY AND EXCLUSIVELY LIE IN THE COURTS OF THE STATE OF NEW YORK OR, TO THE EXTENT THE COURTS OF NEW YORK DO NOT HAVE SUBJECT MATTER JURISDICTION, THE UNITED STATES DISTRICT COURT LOCATED IN NEW YORK CITY. EACH PARTY HERETO FURTHER AGREES NOT TO BRING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS IDENTIFIED IN THE FOREGOING SENTENCE. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS IN NEW YORK CITY FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES HERETO IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN EACH OF THE FOREGOING COURTS, AND HEREBY WAIVE ANY OBJECTION THAT ANY SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH SUIT, ACTION OR PROCEEDING.

SECTION 4.6. Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

SECTION 4.7. Counterparts; Electronic Delivery. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the extent delivered by means of a telecopy machine or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise (a) the use of Electronic Delivery to deliver a signature or (b) the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery, as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

SECTION 4.8. Further Assurances. Each Party shall cooperate and take such action as may be reasonably requested by another Party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

SECTION 4.9. Remedies. Each Party hereby acknowledges and agrees that the failure of the other Party to perform its respective agreements and covenants hereunder, including any failure to take all actions as are necessary by such Party to consummate the transactions contemplated hereby (to the extent required to be taken by such Party under this Agreement), will cause irreparable injury to the other Party, for which damages, even if available, will not be an adequate remedy. Accordingly, each Party hereby agrees that any other Party may seek the issuance of equitable relief by any court of competent jurisdiction to compel performance of such Party’s obligations without the need to prove actual damages or post a bond or other security.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

FLEXSHOPPER, INC.

By:	/s/
Name: Brad Bernstein Title: Chief Executive Officer

Name

Signature Page to the Investor Rights Agreement

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